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                                                                   Exhibit 10.15

                                                                  Execution Copy




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                              Assets and Business
                            Restructuring Agreement


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                                    between


              Sohu ITC Information Technology (Beijing) Co., Ltd.


                                      and


          Beijing Sohu Online Network Information Services Co., Ltd.




                               TransaSia Lawyers
                                   June, 2000
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THIS ASSETS AND BUSINESS RESTRUCTURING AGREEMENT (this "Agreement") is made on this [ ] day of June 2000 in Beijing, People's Republic of China ("PRC")

by and between

(1) Sohu ITC Information Technology (Beijing) Co., Ltd., a wholly foreign-owned company duly established and registered under the laws of the PRC with its registered address at Suite 1519, Tower 2 Bright China Chang An Building, 7 Jianguomen Nei Avenue, Beijing 100005, PRC ("Party A")

and

(2) Beijing Sohu Online Network Information Services Co., Ltd., a limited liability company duly established and registered under the laws of the PRC with its registered address at No 7, Beibingmasi Hutong, Dongcheng District, Beijing 100027, PRC ("Party B")

(individually a "Party" and collectively the "Parties").

WHEREAS
-------

A. Party A is engaged in the development of technology and provision of services relating to Internet portals, e-commerce and on-line advertising, as well as the development and application of Internet software and on-line databases. Party A has accumulated advanced operational and managerial expertise and has acquired related technology and equipment, especially through the development of the Chinese language Internet portal www.Sohu.com (the "Website").

B. Party B is engaged in the development of computer hardware, technical support and services, and has obtained approval to develop as an Internet content provider to engage in the provision of Internet information services, including the collection, classification, editing and supervision of Website content.

C. Based on the requirements of the relevant governmental departments, the Parties, through mutual consultation, agreed to restructure their respective assets and businesses in view of to the establishment of an exclusive cooperative relationship between them and of their respective areas of expertise, as well as to the development stage of the Website.



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THE PARTIES THEREFORE AGREE AS FOLLOWS:

1.   Transfer of Equipment
     ---------------------

     1.1 Party A shall transfer to Party B the equipment listed in Appendix I hereto (the "Equipment"), valued according to its net book value on the date first indicated above (as determined by an accredited accounting firm) at RMB seven hundred and forty thousand (740,000)

     1.2 Party B shall use the Equipment for the sole purpose of providing information services in relation to the Website.

     1.3 Party B shall pay to Party A in six (6) equal monthly instalments in an aggregate of RMB seven hundred forty thousand (740,000) in consideration of the transfer of the Equipment. Such total amount shall be paid in full in this manner within six (6) months of the date first indicated above, at which time the ownership rights to the equipment shall be transferred to Party B. The specific payment method shall be determined jointly by the Parties in a separate agreement.

     1.4 Within ten (10) days of the date of execution hereof, Party A shall deliver the Equipment to Party B, together with any related written technical instructions and specifications. Party B shall operate the Equipment in accordance with such technical instructions and specifications.

2.   Hosting of Servers and Leasing of Private Leased Line
     -----------------------------------------------------

     2.1 Party A shall terminate any existing server hosting agreements relating to the servers included in the Equipment, subsequent to which Party B shall sign with the Beijing Telecom Administration a separate hosting agreement for the said servers.

     2.2 Party B shall independently apply to, and sign a contract with, the Designated Leased Line Business Center of the Beijing Telecom Administration to lease a DDN private leased line.

3.   Transfer of Personnel
     ----------------------

     3.1 Depending on the actual work requirements and pursuant to Party B's request, Party A agrees to Party B a total of no more than twenty-five
          (25) personnel responsible for content collection and supervision.

     3.2 Party B shall be responsible for undertaking the relevant procedures in relation to its lawful employment of such personnel and the payment of their compensation and social welfare contributions.

     3.3 Party B shall be responsible for arranging for such personnel to execute and deliver all relevant confidentiality and non-competition agreements with Party A.

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4.   Confidentiality
     ---------------

     4.1 Each Party undertakes to maintain as confidential any trade secrets concerning the other Party that, in connection with the execution and performance hereof, such Party learns or receives during the term of this Agreement. The Parties agree to use such information solely in connection with the performance of their respective obligations hereunder. Without written permission from the other Party, neither Party shall allow any third party to use such trade secrets, nor disclose any such secrets, including the execution, performance or contents of this Agreement, to any third party. Failure to abide by this provision shall constitute a breach of this Agreement, and shall result in the liability of the breaching Party for any corresponding damages.

     4.2 Each Party shall ensure that, provided that the appropriate written permission has been acquired from the other Party, it only discloses trade secrets of the other Party to its respective employees, advisors, agents or contractors for the purposes of performing this Agreement. Furthermore, each Party guarantees to the other Party that any such employees, advisors, agents or contractors will maintain the confidentiality of the information thus disclosed, failing which it shall be liable for any corresponding damages.

     4.3 Upon the other Party's request, each Party shall return, destroy, or otherwise dispose of all documents, information or software containing trade secrets relating to the other Party, and cease to use the said trade secrets.

5.   Representations and Warranties
     ------------------------------

     5.1 Each Party represents and warrants that, as of the date of signing hereof:

          5.1.1 it has full power and authority to execute and deliver this agreement as an independent legal person and to carry out its responsibilities and obligations hereunder; and

          5.1.2 it has executed and delivered all necessary documentation and engaged in all necessary activities to enable it to perform this Agreement.

     5.2 Party A warrants that, all of its servers that are used for displaying content on the Website will be transferred to Party B in accordance with the stipulations of this Agreement.

6.   Breach
     ------

6.1 In the event that either Party breaches this Agreement or fails to fully carry out any of its representations, warranties, agreements or

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          obligations hereunder, the non-breaching Party may send a written notice to the breaching Party, demanding rectification within ten (10) days thereof, and that the breaching Party continue to perform the Agreement and take sufficient, effective and timely measures to clear up any consequences of such breach, as well as to compensate the non-breaching Party for any losses that it may have sustained as a consequence of such breach.

     6.2 The total amount for which the breaching Party is liable to compensate the non-breaching Party for any losses that the latter has sustained due to it's breach shall be equivalent to the total actual and potential losses sustained as a result of the said breach, including contractual interests that the non- breaching Party would have been able to obtain upon the Agreement being performed.

7.   Force Majeure
     -------------

     7.1 "Force Majeure" refers to any event including, but not limited to, wars or natural disasters, that is unforeseeable or, if foreseeable, the occurrence and effect of which is unavoidable and insurmountable. In light of the special nature of computer networks, Force Majeure shall also include all of the following, where they affect the normal operation of the Parties' computer networks:

          7.1.1 attacks by hackers or invasion by or activation of computer viruses;

          7.1.2 failure on the part of either or both Parties, as a result of the damaged, paralysed or otherwise incapacitated state of their computer systems, to perform their obligations hereunder;

          7.1.3 major disruption due to technical adjustments by telecommunications departments; or

          7.1.4 temporary suspension of operations as a result of government controls.

     7.2 Should either Party, due to the occurrence of Force Majeure, fail to perform this Agreement in full or in part, such Party shall, in consideration of the effect of the Force Majeure, be exempted from all or some of its responsibilities hereunder, except where PRC laws provide otherwise.

     7.3 Should either Party fail to perform in a timely manner its duties hereunder and subsequently Force Majeure were to occur, such Party shall not be exempted from any of its liabilities hereunder resulting from its failure to perform said duties.

     7.4 Should either Party be unable to perform this Agreement as a result of Force Majeure, it shall inform the other Party, as soon as possible

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          following the occurrence of such Force Majeure, of the situation and the reason(s) for non-performance, so as to minimize any losses incurred by the other Party as a consequence thereof. Furthermore, within a reasonable period of time after the notification of Force Majeure has been provided, the Party encountering Force Majeure shall provide a legal certificate issued by a public notary (or other appropriate organization) of the place where the Force Majeure has occurred, in witness of the same.

     7.5 The Party affected by Force Majeure may suspend the performance of its obligations under this Agreement until any disruption resulting from the Force Majeure has been resolved. However, such Party shall make every effort to eliminate any obstacles resulting from the Force Majeure, thereby minimising to the greatest extent possible the adverse effects of such, as well as any resulting losses.

8.   Amendments and Termination
     --------------------------

     8.1 This Agreement shall not be amended or assigned except by means of a written instrument executed by the duly authorised representatives of the Parties.

     8.2  This Agreement may only be terminated in the following situations:

          8.2.1 with the mutual written consent of the Parties following consultation;

          8.2.2 within ten (10) days following the issue by the non-breaching Party of a written notice in accordance with Article 6.1 of this Agreement, the breaching Party fails to remedy the breach or to take sufficient, effective and timely measures to resolve any consequences of the said breach, or to compensate the non-breaching Party for any losses it may have sustained as a consequence of that breach, the non-breaching Party shall be entitled to terminate this Agreement unilaterally by means of a written notice; or

          8.2.3 where Force Majeure prevails for thirty (30) or more days, such that the continued performance of this Agreement becomes impossible, either Party shall be entitled to terminate this Agreement unilaterally by means of a written notice.

     8.3 The termination or early termination of this Agreement for any reason whatsoever shall not affect:

          8.3.1 the validity of any provisions contained herein concerning the settlement of accounts and damages;

          8.3.2 the continuing obligations of the Parties under Article 4 of

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               this Agreement to observe their commitments in respect of
               confidentiality.

     8.4 Upon the termination of this Agreement, Party B shall, as soon as possible:

          8.4.1 pay to Party A any outstanding fees or other payments; and

          8.4.2 release from its employment any personnel assigned by Party A to Party B pursuant to Article 3 hereof.

9.    Settlement of Disputes and Applicable Law
      -----------------------------------------

      9.1 Should a dispute arise between the Parties in connection with the interpretation or performance of this Agreement, they shall attempt to resolve such dispute through friendly consultations between themselves. If the dispute cannot be resolved in this manner within thirty (30) days after the commencement of discussions, then either Party may submit it to the China International Economic and Trade Commission in Beijing for arbitration in accordance with its current effective arbitration rules.

      9.2 This Agreement shall be construed, interpreted and governed by the laws of the PRC, as shall the resolution of any dispute arising in respect hereof.

      9.3 During arbitration, the Parties shall, to the extent possible, continue to implement those parts of this Agreement unrelated to such arbitration.

10.  Notices
     -------

     10.1 Unless prior notice of a change of address is given by the relevant Party, all communication between the Parties shall be delivered either in person, by express courier, facsimile transmission, registered mail or e-mail to the following correspondence addresses:



          Party A:         Sohu ITC Information Technology (Beijing) Co., Ltd.
          Address:         Suite 1519, Tower 2 Bright China Chang An
                           Building, No. 7 Jiangguomennei Avenue, Beijing, PRC

          Zip code:        100005
          Telephone:       (86 10) 6510 2160
          Facsimile:       (86 10) 6510 2159
          E-mail:          tom@itc.com.cn
          Contact person:  Mr Tom Gurnee

          Party B:         Beijing Sohu Online Network Information Services
                           Co., Ltd.
          Address:         No.7 Beibingmasi Hutong, Dongcheng District,

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                           Beijing, PRC
          Zip code:        100027
          Telephone:       (86 10) 6510 1234
          Facsimile:       (86 10) 6510 1234
          E-mail:          maxguo@sohu.com.cn
          Contact person:  Mr Max Guo

     10.2 Notices or communications shall be deemed to have been received:

          10.2.1 at the exact time displayed in the corresponding transmission record, if delivered by facsimile, unless such facsimile is sent after 5:00 p.m. or on a non-business day in its place of receipt, in which case the date of receipt shall be deemed to be the following business day in the place of receipt;

          10.2.2 on the date that the receiving Party signs to acknowledge receipt of the correspondence, in the case of delivery by person (including express mail);

          10.2.3 fifteen (15) days after the date shown on the registered mail receipt, in the case of a registered letter; or

          10.2.4 on the successful printing by the sender of a transmission report evidencing the delivery of the relevant e-mail, in the case of an e-mail transmission.

11.  Miscellaneous
     -------------

     11.1 Failure or delay on the part of either Party to exercise any right hereunder shall not operate or be interpreted as a waiver thereof, nor shall any single or partial exercise of any right preclude any other future exercise thereof.

     11.2 The appendices hereto form an integral part of this Agreement.

     11.3 The invalidity of any provision of this Agreement shall not affect the validity of any other provision hereof.

     11.4 Any matter not specified in this Agreement shall be handled through discussions between the Parties and resolved in accordance with the laws of the PRC.


IN WITNESS WHEREOF, this Agreement has been signed by the Parties or their duly authorised representatives on the date first specified above.


SIGNED for and on behalf of

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Sohu ITC Information Technology (Beijing) Co., Ltd. (affix company seal)




____________________________________
Signature of authorised representative

Name       :

Title      :



SIGNED for and on behalf of

Beijing Sohu Online Network Information Services Co., Ltd (affix company seal)



____________________________________
Signature of authorised representative

Name       :  He Jinmei

Title      :





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                                   Appendix I
                                   ----------

                                List of Equipment
                                -----------------



     Type of Equipment        Serial No. / Standard    Quantity
---------------------------------------------------------------
         Servers              Compaq Proliant 3000        10
                                 Compaq PL800
                                 Compaq PS720
                              Compaq Proliant 1850
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    Desktop Computers        Celeron 300 (Compatible)     25
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      Fax Machines                 Canon L550             1
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        Printers                     HP 6L                2
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